SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K/A


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 6, 1997


                      Inkine Pharmaceutical Company, Inc.
         ------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



New York                                           0-24972                                  13-3754005
-----------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction              (Commission File Number)                       (I.R.S. Employer
of Incorporation)                                                                       Identification No.)




425 Park Avenue, New York, NY                                        10022
-----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's telephone number, including area code:  (212) 319-8300

This Form 8-K/A is being filed to amend Item 7 in order to provide the financial statements and proforma financial information required by that Item.

Item 1.  Changes in Control of Registrant

         On November 18, 1997, InKine Pharmaceutical Company, Inc., formerly Panax Pharmaceutical Company Ltd. (the "Company"), completed the private placement of 17 million shares of common stock (the "Private Placement") at a purchase price of $1 per share for gross proceeds of $17 million. The Company also issued 1,448,429 shares of common stock to the placement agents in the Private Placement in lieu of cash commissions. The Company's estimated expenses in connection with the Private Placement were approximately $1.1 million (including $660,000 in non-accountable expense allowance and other cash payments to the placement agents), resulting in net proceeds to the Company from the Private Placement of approximately $15.9 million.

         Prior to the Private Placement, the Company had outstanding 3,357,012 shares of common stock. Consequently, in connection with the consummation of the Private Placement, a change in control of the Company occurred. The Company believes, however, that no particular stockholder or group of stockholders is or was a controlling stockholder or group, either before or after consummation of the Private Placement.

Item 2.  Acquisition or Disposition of Assets.

         As of November 6, 1997 the Company acquired all the outstanding capital stock of CorBec Pharmaceuticals, Inc. ("CorBec") and Sangen Pharmaceutical Company ("Sangen"), both Delaware corporations. The businesses of CorBec and Sangen have been described in reports previously filed by the Company under the Securities Exchange Act of 1934.

         The CorBec acquisition was accomplished (pursuant to an Agreement and Plan of Reorganization dated October 31, 1997 among the Company, CorBec and certain security holders of CorBec) by the merger of a wholly owned subsidiary of the Company (formed for the purpose of this acquisition) with and into CorBec, with CorBec the surviving corporation (the "Merger"). In the Merger, the Company paid an aggregate of $750,000 and issued an aggregate of 750,000 shares of common stock to the former stockholders of CorBec. The Company also agreed to issue additional shares and pay additional cash to the former CorBec stockholders on a contingent basis in the future upon the realization of certain milestones in the development of CorBec's technology. The description of these milestone-based payments and share issuances set forth under the caption "Acquisitions" in Item 5 of Part II of the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 1997 (as amended by Form 10-QSB/A filed on November 17, 1997) is incorporated herein by reference. This consideration paid and payable to the former CorBec stockholders was determined in negotiations between the Company's management and the former CorBec stockholders based on the current and potential value of CorBec's technology. The former CorBec stockholders consist of the University of Pennsylvania, Dr. Alan Schreiber, the inventor of CorBec's technology, four private venture capital funds and certain other former employees of or consultants to CorBec. None of these persons has any relationship (other than as a stockholder by virtue of the Merger) with the Company or its officers, directors or affiliates or any person associated with any of the foregoing, except that (i) the University of Pennsylvania is a party to a Funded Research Agreement and a License Agreement with CorBec and (ii) Dr. Schreiber is party to a consulting agreement with CorBec. The Company funded the cash portion of the Merger consideration from its operating capital.

         The Sangen acquisition occurred pursuant to a Stock Purchase Agreement dated September 3, 1997 between the Company and Dr. Leonard S. Jacob, formerly the sole stockholder of Sangen. In connection with this acquisition, Dr. Jacob entered into an employment agreement with the Company as the Chairman of the Board of Directors and the Chief Executive Officer. In consideration for all the outstanding stock of Sangen and Dr. Jacob's employment arrangement with the Company, the Company granted to Dr. Jacob an option to purchase a number of shares of the Company's common stock equal to 7.5% of the fully diluted capitalization of the Company. "Fully diluted capitalization" was determinable upon completion of the Private Placement described in Item 1 above and means all issued and outstanding shares of common stock of the Company plus all shares issuable upon exercise of outstanding derivative instruments (other than certain warrants and options granted to the underwriter in the Company's initial public offering). The additional information regarding Dr. Jacob's option, as well as an option granted to Dr. Taffy J. Williams, the Company's President and Chief Operating Officer, and shares of common stock and warrants issued to Allegheny University of the Health Sciences and Dr. George Tuszynski in connection with the Sangen acquisition, which was included under the caption "Acquisitions" in
Item 5 of Part II of the quarterly report on Form 10-QSB for the quarter ended September 30, 1997 (as amended by Form 10-QSB/A filed on November 17, 1997) is incorporated herein by reference. The consideration payable by the Company to Dr. Jacob in connection with the Sangen acquisition was determined by negotiation between the Company's management and Dr. Jacob and was based on the current and potential value of the Sangen technology and on Dr. Jacob's employment arrangement with the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

         The financial statements of CorBec set forth on pages F-20 through F-28 of the Company's proxy statement dated October 7, 1997 and filed October 9, 1997 with the Securities and Exchange Commission, as amended, are incorporated herein by this reference.

     The unaudited, interim financial statements for CorBec as of, and for the nine month period ended, September 30, 1997 are set forth below:

                          CORBEC PHARMACEUTICALS, INC.

                                 BALANCE SHEET



                                                               September 30,
                                                                   1997
                                                               (Unaudited)
                                                               -----------
                           ASSETS

CURRENT ASSETS:
        Cash and cash equivalents                                  240,786
        Prepaid expenses and other                                   6,568
                                                              ------------
            Total current assets                                   247,354

EQUIPMENT, net                                                        --
                                                              ------------
                                                               $   247,354
                                                              ============
             LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES:
    Accrued expenses                                           $      --
                                                               -----------

Total current liabilities                                             --
                                                              ------------
MANDATORY REDEEMABLE PREFERRED STOCK                             2,650,000
                                                              ------------
STOCKHOLDERS' DEFICIT:
   Common Stock                                                        369
   Additional paid-in capital                                       18,278
   Deficit accumulated during development stage                 (2,421,293)
                                                               -----------
            Total stockholders' deficit                         (2,402,646)
                                                              ------------
                                                               $   247,354
                                                              ------------




See accompanying notes.

                          CORBEC PHARMACEUTICALS, INC.

                            STATEMENT OF OPERATIONS


                                                                                  For the
                                                                                Period from
                                                                For the          Inception
                                               For the       Nine Months      (June 11, 1993)
                                         Nine Months Ended       Ended            through
                                           September 30,     September 30,     September 30,
                                                1997             1996              1997
                                             (Unaudited)      (Unaudited)       (Unaudited)
                                             -----------      -----------     -------------
OPERATING EXPENSES:
  Research and development expenses            $ 322,215       $ 481,675       $ 2,011,780
  General and administrative expenses            122,974         109,981           456,689
                                              ----------      ----------      ------------
            Net loss from operations            (445,189)       (591,656)       (2,468,469)
INTEREST INCOME:                                   5,574           3,865            47,176
                                              ----------      ----------      ------------
            Net loss                           $(439,615)      $(587,791)      $(2,421,293)
                                              ==========      ==========      ============




                            See accompanying notes.

                 CORBEC PHARMACEUTICALS, INC. STATEMENTS OF CASH FLOWS

                                                                                                 For the
                                                                                               Period from
                                                                   For the        For the       Inception
                                                                 Nine Months    Nine Months  (June 11, 1993)
                                                                    Ended          Ended         through
                                                                September 30,  September 30,  September 30,
                                                                     1997           1996           1997
                                                                 (Unaudited)    (Unaudited)    (Unaudited)
                                                                 -----------    -----------    -----------
CASH FLOWS FROM OPERATING
ACTIVITIES:
        Net loss                                                 $  (439,615)   $  (587,791)   $(2,421,293)
               Adjustments to reconcile net loss to net
               cash used in operating activities-

                     Depreciation                                        493          1,479          5,917

                     Licensed technology acquired
                     with stock                                         --             --           18,462

                     (Increase) decrease in prepaid
                     expenses and other                               (4,485)         4,129         (6,568)

                     Increase (decrease) in accounts
                           payable and accrued expenses             (193,056)       (67,783)          --
                                                                 -----------    -----------    -----------
                           Net cash used in operating
                           activities                               (636,663)      (649,966)    (2,403,482)
                                                                ------------    -----------    -----------
CASH FROM INVESTING ACTIVITIES:

Purchase of equipment                                                   --             --           (5,917)
                                                                 -----------    -----------    -----------
    Net cash used in investing activities
                                                                        --             --           (5,917)
                                                                 -----------    -----------    -----------
CASH FLOW FROM FINANCING
ACTIVITIES:

    Proceeds from issuance of common
    stock                                                               --             --              185

    Proceeds from issuance of preferred
    stock                                                               --             --        2,650,000
                                                                 -----------    -----------    -----------
          Net cash provided by financing
            activities                                                  --             --        2,650,185
                                                                 -----------    -----------    -----------
          Net increase (decrease) in cash and
            cash equivalents                                        (636,663)      (649,966)       240,786

CASH AND CASH EQUIVALENTS,
  BEGINNING OF PERIOD                                                877,449        657,308           --
                                                                 -----------    -----------    -----------
CASH AND CASH EQUIVALENTS, END
  OF PERIOD                                                      $   240,786    $     7,342    $   240,786
                                                                 ===========    ===========    ===========


See accompanying notes.

                          CORBEC PHARMACEUTICALS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                         SEPTEMBER 30, 1997 (UNAUDITED)



1. INTERIM FINANCIAL STATEMENTS

  The financial statements as of September 30, 1997 and for the nine months ended September 30, 1997 and 1996 are unaudited and, in the opinion of management of CorBec Pharmaceuticals, Inc. (the "Company"), include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the results for those interim periods. The results of operations for the nine months ended September 30, 1997 are not necessarily indicative of the results to be expected for the full year.

                         SANGEN PHARMACEUTICAL COMPANY
                                 BALANCE SHEET
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)


                                     ASSETS

Cash                                                          $1,000



                              STOCKHOLDER'S EQUITY

Stockholder's Equity

Common Stock, $1.00 par value,
      1000 shares authorized, 100 shares
      issued and outstanding                    $  100
Additional paid-in capital                      $  900
                                                ------
                                                              $1,000
                                                              ------

     Sangen Pharmaceutical Company was organized in January 1997 and incorporated in the State of Delaware. Sangen's principal asset is its right to enter into an exclusive worldwide license to certain thrombospondin technology, a cancer treatment technology, currently owned by Allegheny University of the Health Sciences.

         (b)      Pro Forma Financial Information.


               INKINE PHARMACEUTICAL COMPANY, INC.
                  (a development stage company)

           PRO FORMA UNAUDITED CONDENSED BALANCE SHEET

                      AT SEPTEMBER 30, 1997


     The following pro forma condensed balance sheet assumes the transactions indicated below (the Purgative Product, defined below, license occurred in February 1997 and the acquisitions of CorBec Pharmaceuticals Inc. ("CorBec") and Sangen Pharmaceutical Company ("Sangen") occurred in November 1997 along with the closing of the Private Placement, defined below) and reflects the transactions if they had occurred on September 30, 1997: (1) the acquisition of CorBec for 750,000 shares of common stock and $750,000, (2) the acquisition of Sangen for an option for 300,000 shares of common stock, (3) the issuance of 17,000,000 shares of common stock yielding net proceeds of $15,940,000 (the "Private Placement") and (4) acquisition of certain technologies from Allegheny University of the Health Sciences ("TSP-1 Technology") for 125,000 shares of Common Stock and a license from AWL Partnership for a colonic purgative product (the "Purgative Product") for $250,000. The acquisitions of CorBec and Sangen are accounted for as purchases in accordance with Accounting Principles Board Opinion No. 16. In the opinion of the management of InKine Pharmaceutical Company, Inc., all adjustments necessary to present such pro forma condensed balance sheet data have been made.

     The pro forma condensed balance sheet should be read in conjunction with the notes thereto, the financial statements of the Company, CorBec and Sangen and the related notes thereto. The pro forma condensed balance sheet is not necessarily indicative of what the actual financial position would have been had the transactions occurred at September 30, 1997 nor does it purport to represent the financial position of the Company.


                                                                         Pro Forma                     Pro Forma
                                                Historical               Adjustments                   Adjustments   Pro Forma
                                 -------------------------------------      for                        for Private    Balance
                                    InKine        CorBec     Sangen     Acquisitions    Subtotal       Placement       Sheet
                                 ------------   ----------  ----------  ------------   -----------     ----------   -----------
                                               (unaudited) (unaudited)                 (unaudited)                  (unaudited)
Current assets:
   Cash and cash equivalents.... $   391,000    $  241,000   $1,000(4)  $   (20,000)
                                                                   (5)     (750,000)
                                                                   (8)     (150,000)     (287,000)(6)  16,203,000    15,916,000
   Investments to be held to
     maturity...................     285,000                                              285,000                       285,000
   Prepaid expenses and other
     current assets.............      23,000         7,000                                 30,000                        30,000
                                 ------------   ----------  -------     -----------   -----------      ----------    ----------

          Total current assets .     699,000       248,000    1,000        (920,000)       28,000      16,203,000    16,231,000

Equipment, net..................      28,000                                               28,000                        28,000
Deferred assets.................     464,000                       (1)     (146,000)
                                                                   (5)      (55,000)      263,000 (6)    (263,000)
Other assets....................     250,000                       (8)      150,000       400,000                       400,000
                                 ------------   ----------  -------     -----------   -----------      ----------    ----------

          TOTAL.................   1,441,000       248,000    1,000        (971,000)      719,000      15,940,000    16,659,000
                                 ============   ==========  =======     ===========   ===========      ==========    ==========

Current liabilities:
   Accounts payable and other
     accrued expenses........... $   157,000                                              157,000                       157,000
                                 ------------                                         -----------                     =========




Redeemable convertible
  preferred stock...............                 2,650,000         (5)   (2,650,000)
                                               -----------              -----------

Stockholders' equity (deficit):
   Common stock and additional
     paid-in capital............   5,761,000        19,000    1,000(1)      608,000
                                                                   (2)      753,000
                                                                   (3)      305,000
                                                                   (5)      (19,000)
                                                                   (5)    1,828,000
                                                                   (7)    2,454,000
                                                                   (9)    3,308,000    15,018,000 (6)  15,940,000    30,958,000

   Unearned portion of
     compensatory stock/warrants    (104,000)                      (2)     (314,000)
                                                                   (7)   (1,540,000)
                                                                   (9)   (3,308,000)   (5,266,000)                   (5,266,000)
   Deficit accumulated during
     the development stage......  (4,336,000)   (2,421,000)        (1)     (754,000)
                                                                   (2)     (439,000)
                                                                   (3)     (305,000)
                                                                   (4)      (20,000)
                                                                   (5)    2,421,000
                                                                   (5)   (2,385,000)
                                                                   (7)     (914,000)   (9,153,000)                   (9,153,000)
   Treasury Stock                    (37,000)                                             (37,000)                      (37,000)
                                 ------------   ----------  -------     -----------   -----------      ----------    ----------

          Total stockholders'
            equity (deficit).....  1,284,000    (2,402,000)   1,000       1,679,000       562,000      15,940,000    16,502,000
                                 ------------   ----------  -------     -----------   -----------      ----------    ----------

          TOTAL.................   1,441,000       248,000    1,000        (971,000)      719,000      15,940,000    16,659,000
                                 ============   ==========  =======     ===========   ===========      ==========    ==========

               INKINE PHARMACEUTICAL COMPANY, INC.
                  (a development stage company)

       NOTES TO PRO FORMA UNAUDITED CONDENSED BALANCE SHEET
                     AS AT SEPTEMBER 30, 1997


(1) Reflects acquisition of Sangen, for 300,000 options issued at an exercise price of $.61 per share (estimated fair value $609,000) and costs of $146,000. The excess of the cost over the estimated fair value of the net assets of Sangen is treated as purchased research and development and charged to expense immediately. Technological feasibility of the purchased in-process research and development has not yet been established and the technology has no alternative uses.

(2) Reflects the estimated fair value of 395,000 options to be issued to consultants for the TSP-1 Technology, CorBec and a financial consultant. The Company has immediately charged operations for $439,000 for options that vest immediately and the remaining $314,000 will be charged to operations over the three year term of the consulting agreements.

(3) Reflects the issuance of 125,000 shares of common stock at a market price of $2.44 per share to Allegheny University for certain technology rights which has been charged to operations immediately. Technological feasibility of the technology rights has not yet been established and the technology has no alternative uses.

(4) Reflects the obligations of the Company for payment of patent costs incurred by Allegheny University prior to completion of the acquisition of technology rights.

(5) Reflects the acquisition of common and preferred stock of CorBec at a cost of $2,633,000 (750,000 shares of common stock at a market price of $2.44, $750,000 in cash and costs of $55,000). In addition, cash payments in the aggregate amount of $16,580,000 and issuances of an aggregate of 720,000 shares of Common Stock are to be made upon the achievement, if any, of certain milestones and targets. The excess of cost over the estimated fair value of the net assets of CorBec of $2,385,000 is treated as purchased research and development and expensed immediately. Technological feasibility of the purchased in-process research and development has not yet been established and the technology has no alternative uses. CorBec preferred stock was converted to common stock immediately prior to the acquisition.

(6) Reflects the issuance of 17,000,000 share of common stock in the Private Placement at $1.00 per share yielding net proceeds of $15,940,000 after offering costs and placement agent fees aggregating $1,060,000 ($263,000 paid as at September 30, 1997) plus 1,448,429 shares of common stock received in lieu of cash commission.

(7) Reflects the recognition of compensation expense to the President and Chief Operating Officer of $2,454,000 comprised of (i) $914,000 representing the difference between the fair value of the underlying common stock of $2.44 per share and the exercise price of $0.61 per share of an immediately exercisable option for 500,000 shares of common stock, and (ii) $1,540,000 representing the difference between the fair value of the underlying common stock of $2.44 per share and the exercise price of $1.00 per share of an option for 1,071,182 shares of common stock, which becomes exercisable in equal increments over a period of 36 months commencing on the initial closing date of the Private Placement (November 6, 1997). The Company has immediately charged to operations $914,000 and the remaining $1,540,000 will be charged to operations over the term of vesting.

(8) Consideration of $250,000 in cash (of which $100,000 was prepaid) for the ALW License of the Purgative Product. In addition, options for 500,000 shares of common stock will be granted upon the achievement of certain development and sales milestones.

(9) Reflects the recognition of unearned compensation expense to the new Chairman of the Board and Chief Executive Officer of $3,308,000 comprised of (i) $1,645,000 representing the difference between the fair value of the underlying common stock of $2.44 per share and the exercise price of $0.61 per share of an immediately exercisable option for 900,000 shares of common stock, and (ii) $1,663,000 representing the difference between the fair value of the underlying common stock of $2.44 per share and the exercise price of $1.00 of an immediately exercisable option for 1,156,733 shares of common stock. All the foregoing options (in excess of a portion of the $0.61 per share option covering 300,000 shares) are subject to the Company's right to repurchase the options at a nominal amount (or the shares underlying exercised options at the exercise price), which right expires in equal increments over a period of 36 months commencing on the initial closing date of the Private Placement.

               INKINE PHARMACEUTICAL COMPANY, INC.
                  (a development stage company)

      PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS

                 FOR THE YEAR ENDED JUNE 30, 1997


     The following pro forma condensed statement of operations reflects the recurring operations on the assumption that the acquisitions of CorBec and Sangen occurred on July 1, 1996. The acquisitions of CorBec and Sangen have been accounted for as purchases in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management of the Company, all adjustments necessary to present fairly such pro forma statements of operations have been made. The historical financial data represents operations for the twelve months ended June 30, 1997.

     This pro forma condensed statement of operations should be read in conjunction with the notes thereto, the financial statements of the Company and CorBec and the related notes thereto. The pro forma condensed statements of operations are not necessarily indicative of what the actual results of operations would have been had the transactions occurred at July 1, 1996 nor do they purport to indicate the results of future operations.


                                                                  Pro Forma
                                                                   Results
                             Historical (1)          Pro Forma       of
                         InKine     CorBec(2)       Adjustments   Operations
                        --------    ---------       -----------   ----------
                                   (unaudited)                    (unaudited)
Costs and expenses:
   Research and
     development . . .  $  743,000   $679,000 (3)      74,000
                                              (6)      65,000
                                              (7)     225,000
                                              (8)      30,000      1,816,000
   General and
     administrative. .   1,011,000    137,000 (3)      31,000
                                              (4)   1,103,000
                                              (5)     513,000
                                              (6)      52,000      2,847,000
                        ----------   --------      ----------      ---------

          Total. . . .   1,754,000    816,000       2,093,000      4,663,000

Interest (income) .       (104,000)    (9,000)                      (113,000)
                        ----------   --------      ----------      ----------

PRO FORMA LOSS . . . .   1,650,000    807,000       2,093,000      4,550,000
                        ==========   ========      ==========      =========

Pro forma loss per
   share . . . . . . .       $0.51                                     $0.20(9)
                             =====                                     =====

Pro forma weighted
   average shares
   outstanding . . . .   3,259,640           (10)      125,000
                        ==========
                                             (11)     750,000
                                             (12)  17,000,000
                                             (12)   1,448,429     22,583,069
                                                                  ==========


(1)  Does not include the operations of Sangen since they were not material.

(2) Based on management's internal financial statements for the twelve months ended June 30, 1997.

(3)  To record amortization of fair value of options granted to consultants.

(4) To record amortization of fair value of options granted to the new Chairman of the Board and Chief Executive Officer.

(5) To record amortization of fair value of options granted to the President and Chief Operating Officer.

(6) To record additional consulting fees to be paid to consultants to Sangen for TSP-1 Technology and CorBec.

(7) To record additional contractual funding research for TSP-1 Technology and the CorBec Technology. In addition, the Company is also required to fund at least $1,000,000 of additional research in furtherance of the development of the Purgative Product through November 1999.

(8) To record additional amortization of fair value of options granted for consulting services in connection with the Purgative Product license and amortization of the Purgative Product license.

(9) The proforma loss and loss per share does not reflect the excess of cost over the estimated fair value of the net assets of CorBec and Sangen aggregating $3,141,000, which is a nonrecurring charge directly attributed to the transaction and is treated as purchased research and development expense which will be expensed in the period the acquisition will be consummated.

(10) Represents the issuance of 125,000 shares of Common Stock to Allegheny University of the Health Sciences for certain technology rights.

(11) Represents the issuance of 750,000 shares of Common Stock in connection with the CorBec acquisition.

(12) Represents the issuance of 17,000,000 shares of Common Stock in connection with the Private Placement.

(13) Represents the issuance of 1,448,429 shares of Common Stock to the placement agents in lieu of cash commission for the Private Placement.

              INKINE PHARMACEUTICAL COMPANY, INC.
                  (a development stage company)

      PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS

             FOR THE QUARTER ENDED SEPTEMBER 30, 1997


     The following pro forma condensed statement of operations data reflects the recurring operations on the assumption that the acquisitions of CorBec and Sangen occurred on July 1, 1997. The acquisitions of CorBec and Sangen have been accounted for as purchases in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management of the Company, all adjustments necessary to present fairly such pro forma statements of operations data have been made. The unaudited historical financial data represents operations for the three months ended September 30, 1997.

     This pro forma condensed statement of operations data should be read in conjunction with the notes thereto, the financial statements of the Company and CorBec and the related notes thereto. The pro forma condensed statements of operations data are not necessarily indicative of what the actual results of operations would have been had the transactions occurred at July 1, 1997 nor do they purport to indicate the results of future operations.


                                                                  Pro Forma
                                                                   Results
                             Historical (1)          Pro Forma       of
                         InKine     CorBec(2)       Adjustments   Operations
                        --------    ---------       -----------   ----------
                      (unaudited)  (unaudited)                    (unaudited)
Costs and expenses:
   Research and
     development . . .  $   67,000   $ 56,000 (3)      19,000
                                              (6)      16,000
                                              (7)      56,000
                                              (8)       8,000        222,000
   General and
     administrative. .     285,000     45,000 (3)       8,000
                                              (4)     276,000
                                              (5)     128,000
                                              (6)      13,000        755,000
                        ----------   --------      ----------      ---------

          Total. . . .     352,000    101,000         524,000        977,000

Interest (income) .         (8,000)    (1,000)                        (9,000)
                        ----------   --------      ----------      ----------

PRO FORMA LOSS . . . .     344,000    100,000         524,000        977,000
                        ==========   ========      ==========      =========

Pro forma loss per
   share . . . . . . .       $0.10                                     $0.04(9)
                             =====                                     =====

Pro forma weighted
   average shares
   outstanding . . . .   3,356,847           (10)      125,000
                        ==========
                                             (11)     750,000
                                             (12)  17,000,000
                                             (12)   1,448,429     22,680,276
                                                                  ==========


(1)  Does not include the operations of Sangen since they were not material.

(2) Based on management's internal financial statements for the three months ended September 30, 1997.

(3)  To record amortization of fair value of options granted to consultants.

(4) To record amortization of fair value of options granted to the new Chairman of the Board and Chief Executive Officer.

(5) To record amortization of fair value of options granted to the President and Chief Operating Officer.

(6) To record additional consulting fees to be paid to consultants to Sangen for TSP-1 Technology and CorBec.

(7) To record additional contractual funding research for TSP-1 Technology and the CorBec Technology. In addition, the Company is also required to fund at least $1,000,000 of additional research in furtherance of the development of the Purgative Product through November 1999.

(8) To record additional amortization of fair value of options granted for consulting services in connection with the Purgative Product license and amortization of the Purgative Product license.

(9) The proforma loss and loss per share does not reflect the excess of cost over the estimated fair value of the net assets of CorBec and Sangen aggregating $3,141,000, which is a nonrecurring charge directly attributed to the transaction and is treated as purchased research and development expense which will be expensed in the period the acquisition will be consummated.

(10) Represents the issuance of 125,000 shares of Common Stock to Allegheny University of the Health Sciences for certain technology rights.

(11) Represents the issuance of 750,000 shares of Common Stock in connection with the CorBec acquisition.

(12) Represents the issuance of 17,000,000 shares of Common Stock in connection with the Private Placement.

(13) Represents the issuance of 1,448,429 shares of Common Stock to the placement agents in lieu of cash commission for the Private Placement.

         (c)      Exhibits.


3        Certificate of Incorporation, as amended.

10.1* Agreement and Plan of Reorganization among Panax Pharmaceutical Company Ltd., CorBec Pharmaceuticals, Inc. and certain Security Holders of CorBec Pharmaceuticals, Inc., dated October 31, 1997.

10.2* Registration Rights Agreement among Panax Pharmaceutical Company Ltd. and the former security holders of CorBec Pharmaceuticals, Inc., dated November 6, 1997.

10.3* Stock Purchase Agreement by and between Panax Pharmaceutical Company Ltd. and Leonard S. Jacob dated September 3, 1997.

10.4* Employment Agreement between InKine Pharmaceutical Company, Inc. and Leonard S. Jacob, dated November 6, 1997

10.5* Employment Agreement between InKine Pharmaceutical Company, Inc. and Taffy J. Williams, dated November 6, 1997.

10.6*    Option to Purchase Shares of Common Stock of the InKine
         Pharmaceutical Company, Inc. dated November 6, 1997 issued to Leonard
         S. Jacob.

10.7* Common Stock Purchase Warrant, dated November 6, 1997 issued to Allegheny University of the Health Sciences.

10.8* Non-Milestone Common Stock Purchase Warrant, dated November 6, 1997 issued to George Tuszynski.

10.9* Common Stock Purchase Warrant, dated November 6, 1997 issued to George Tuszynski.

99* Item 5 of Part II of the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 1997 (as amended by Form 10-QSB/A filed on November 17, 1997), portions of which are incorporated by reference into this report on Form 8-K.

99.1 Financial Statements of CorBec Pharmaceuticals, Inc. appearing on pages F-20 through F-28 of the Company's proxy statement dated October 7, 1997 and filed with the Securities and Exchange Commission on October 9, 1997 are incorporated herein as Exhibit 99.1 by this reference.

-----------
*  Previously filed as an exhibit to this Form 8-K.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  InKine Pharmaceutical Company, Inc.



                                  By:  /s/  Taffy J. Williams
                                       ---------------------------------------
                                         Taffy J. Williams, Ph.D.
                                         President and Chief Operating Officer


Dated:  December 3, 1997

                                 EXHIBIT INDEX


3        Certificate of Incorporation, as amended.

10.1* Agreement and Plan of Reorganization among Panax Pharmaceutical Company Ltd., CorBec Pharmaceuticals, Inc. and certain Security Holders of CorBec Pharmaceuticals, Inc., dated October 31, 1997.

10.2* Registration Rights Agreement among Panax Pharmaceutical Company Ltd. and the former security holders of CorBec Pharmaceuticals, Inc., dated November 6, 1997.

10.3* Stock Purchase Agreement by and between Panax Pharmaceutical Company Ltd. and Leonard S. Jacob dated September 3, 1997.

10.4* Employment Agreement between InKine Pharmaceutical Company, Inc. and Leonard S. Jacob, dated November 6, 1997

10.5* Employment Agreement between InKine Pharmaceutical Company, Inc. and Taffy J. Williams, dated November 6, 1997.

10.6*    Option to Purchase Shares of Common Stock of the InKine
         Pharmaceutical Company, Inc. dated November 6, 1997 issued to Leonard
         S. Jacob.

10.7* Common Stock Purchase Warrant, dated November 6, 1997 issued to Allegheny University of the Health Sciences.

10.8* Non-Milestone Common Stock Purchase Warrant, dated November 6, 1997 issued to George Tuszynski.

10.9* Common Stock Purchase Warrant, dated November 6, 1997 issued to George Tuszynski.

99* Item 5 of Part II of the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 1997 (as amended by Form 10-QSB/A filed on November 17, 1997), portions of which are incorporated by reference into this report on Form 8-K.

99.1 Financial Statements of CorBec Pharmaceuticals, Inc. appearing on pages F-20 through F-28 of the Company's proxy statement dated October 7, 1997 and filed with the Securities and Exchange Commission on October 9, 1997 are incorporated herein as Exhibit 99.1 by this reference.

-----------
*  Previously filed as an exhibit to this Form 8-K.